                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 7, 2003


                        COMMISSION FILE NUMBER: 000-27800


                              --------------------


                              FREDERICK BREWING CO.
        (Exact Name of Small Business Issuer as Specified in Its Charter)

           MARYLAND                                     52-1769647
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)

               4607 WEDGEWOOD BOULEVARD, FREDERICK, MARYLAND 21703
                    (Address of Principal Executive Offices)

                                 (301) 694-7899
                (Issuer's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

(a) On January 7, 2003, the Court of Common Pleas in Cuyahoga County, Ohio appointed a receiver, Mark E. Dottore, to take immediate possession, control, management, operation and charge of Frederick Brewing Company.

                              FREDERICK BREWING CO.


                                   SIGNATURES

         In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 FREDERICK BREWING CO.

Date: April 1, 2003                              By: /s/   MARK E. DOTTORE
                                                    ----------------------------
                                                           Mark E. Dottore
                                                               Receiver